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                                                                    EXHIBIT 24.1

                           DIRECTORS AND OFFICERS OF
                           NATIONAL CITY CORPORATION

                      REGISTRATION STATEMENT ON FORM 10-K

                               POWER OF ATTORNEY

The undersigned Directors and Officers of National City Corporation, a Delaware corporation (the "Corporation"), which anticipates filing a Form 10-K annual report pursuant to Section 12(g) Securities and Exchange Commission Act of 1934 for the Corporation's fiscal year ended December 31, 2000, with the Securities and Exchange Commission hereby constitute and appoint David L. Zoeller, Carlton
E. Langer and Thomas A. Richlovsky, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for us and in our names, in the capacities indicated below, said Form 10-K, and any and all amendments and exhibits thereto, or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as we could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

EXECUTED this 18th day of December, 2000.

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

/s/ JON E. BARFIELD                                      Director
-----------------------------------------------------
Jon E. Barfield

/s/ EDWARD B. BRANDON                                    Director
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Edward B. Brandon

/s/ JOHN G. BREEN                                        Director
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John G. Breen

/s/ JAMES S. BROADHURST                                  Director
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James S. Broadhurst

                                                         Director
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John W. Brown

/s/ DUANE E. COLLINS                                     Director
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Duane E. Collins

/s/ SANDRA AUSTIN CRAYTON                                Director
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Sandra Austin Crayton

/s/ DAVID A. DABERKO                                     Chairman of the Board and
-----------------------------------------------------    Chief Executive Officer
David A. Daberko                                         (Principal Executive Officer)

/s/ DANIEL E. EVANS                                      Director
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Daniel E. Evans

/s/ JOSEPH T. GORMAN                                     Director
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Joseph T. Gorman

/s/ BERNADINE P. HEALY, M.D.                             Director
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Bernadine P. Healy, M.D.

/s/ DOROTHY A. JOHNSON                                   Director
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Dorothy A. Johnson
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
/s/ PAUL A. ORMOND                                       Director
-----------------------------------------------------
Paul A. Ormond

/s/ ROBERT A. PAUL                                       Director
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Robert A. Paul

/s/ WILLIAM F. ROEMER                                    Director
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William F. Roemer

/s/ MICHAEL A. SCHULER                                   Director
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Michael A. Schuler

/s/ JEROME F. TATAR                                      Director
-----------------------------------------------------
Jerome F. Tatar

/s/ MORRY WEISS                                          Director
-----------------------------------------------------
Morry Weiss
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